ConnectOne Bancorp, Inc.

CNOB

Preferred Stock Offering
Investor Presentation

August 2021

Forward Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described in our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2021, and our other subsequent filings with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and: (1) the adverse impact of the coronavirus pandemic on the economies of the United States and our trade area, our operations and results and those of our customers, (2) the impact of an uncertain U.S. economy and its impact on employment and the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and demand for our products; (3) the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; (4) changes in general economic and financial market conditions; (5) changes in the regulatory environment; (6) economic conditions generally and in the financial services industry; (7) changes in the economy affecting real estate values; (8) our ability to achieve loan and deposit growth; (9) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (10) projected population and income growth in our targeted market areas; and (11) volatility and direction of market interest rates and their impact on the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date, except as required by law, on which the statement is made or to reflect the occurrence of unanticipated events.

Terms of Proposed Preferred Stock Offering

Issuer	ConnectOne Bancorp, Inc. (NASDAQ: CNOB)
Security	(Depositary shares 1/40) Non-Cumulative Perpetual Preferred Stock, Series A
Rating	BB+ by Kroll Bond Rating Agency
Structure	Fixed-Rate Reset
Issuance Type	SEC registered
Listing	Nasdaq (Pending)
Call Date	5 Years
Use of Proceeds	General corporate purposes, which may include providing capital to support organic growth or growth through strategic acquisitions, repaying indebtedness, financing investments, capital expenditures, repurchasing shares and for investments in the Bank as regulatory capital
Joint Book-Running Managers	KBW Keefe, Bruyette & Woods A Stifel Company | PIPER SANDLER | RAYMOND JAMES
Co-Manager	Stephens

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with $7.7 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a "branch-lite" model, making for a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

$7.7 Billion in Total Assets

Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions

Commercial Clients a Primary Focus

90% of loan portfolio

65% of deposit base

Robust Performance & Profitability

Q2 2021 1.71% Return on Average Assets

Q2 2021 2.19% Pre-Provision Net Revenue[1] / Avg. Assets

Q2 2021 17.82% ROATCE[1]

Strong Culture

Client first and sense of urgency in every business decision from top to bottom of organization

Best-in-Class Efficiency

One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

$7.7B in assets June 30, 2021

$6.2B in deposits June 30, 2021

$6.4B in loans June 30, 2021


New York
Connecticut
Pennsylvania
New Jersey

Source: Company Filings, S&P Global Market Intelligence

1. Please refer to Non-GAAP reconciliation in Appendix.

Experienced Leadership

Management Team with Over 20 Years of Experience on Average



Frank Sorrentino III
Chairman, President and CEO

Years of Experience
Founder of CNOB
16 Years Industry

Prior Experience
- President of FSS Construction



Bill Burns
Executive VP and Chief Financial Officer

Years of Experience
9 Years CNOB
41 Years Industry

Prior Experience
- Dime Savings Bank
- The Bank of New York



Elizabeth Magennis
Bank President

Years of Experience
15 Years CNOB
34 Years Industry

Prior Experience
- Bergen Commercial Bank
- Sovereign Bank

Laura Criscione
Executive VP and Chief Compliance Officer

Years of Experience
16 Years CNOB
23 Years Industry

Prior Experience
- Ridgewood Savings Bank
- NorCrown Bank

Christopher Ewing
Executive VP and Chief Operations Officer

Years of Experience
6 Years CNOB
36 Years Industry

Prior Experience
- EagleBank
- Virginia Commerce

Joseph Javitz
Managing Director of NY Markets

Years of Experience
3 Years CNOB
38 Years Industry

Prior Experience
- BCB Community Bank
- Abacus FSB

Michael McGrover
First Senior VP and Chief Credit Officer

Years of Experience
9 Years CNOB
36 Years Industry

Prior Experience
- Summit Bank
- PNC Bank

Michael O'Malley
Executive VP and Chief Risk Officer

Years of Experience
0.5 Years CNOB
16 Years Industry

Prior Experience
- OnDeck Capital Inc.
- MUFG

Franchise Overview and Investment Highlights

1. Robust Profitability and Capital Generation
2. Solid Capital Base with Significant Cushion Above Well Capitalized Levels
3. Strong Core Net Interest Margin
4. Quality Deposit Franchise with Branch-Lite Distribution Model
5. Best-In-Class Efficiency
6. High Quality Asset Composition and Reserves
7. Strong Underwriting Culture
8. Diversified and Granular Loan Portfolio
9. Tech-Forward Leadership

1 Robust Profitability and Capital Generation

Return on Average Assets



1.78%
1.71%
1.22%
1.17%
0.96%
1.20%
1.20%
1.12%
0.95%
1.07%
0.90%
0.93%
0.82%
0.73%
2016Y
2017Y
2018Y
2019Y
2020Y
1Q 21
2Q 21
CNOB
Peers 1

Tangible Book Value per Share Growth



TBV Growth Since 2016: 57%
$11.96
$13.01
$14.42
$16.06
$17.49
$18.02
$18.76
2016Y
2017Y
2018Y
2019Y
2020Y
1Q 21
2Q 21
GREATER HUDSON BANK
Bank of New Jersey

Source: Company Filings, S&P Global Market Intelligence

Note: Please refer to Non-GAAP reconciliation in Appendix. 2Q21 represents 30-Jun-2021. 1Q21 represents 31-Mar-2021.

1 *As reported by S&P Global Market Intelligence, peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

Solid Capital Base with Significant Cushion Above Well Capitalized Levels

ConnectOne Bancorp, Inc.

Common Equity Tier 1 Risk-Based Ratio | **Tier 1 Risk-Based Ratio** | **Tier 1 Leverage Ratio** | **Total Risk-Based Capital Ratio**


9.95%
10.79%
11.09%
2019Y
2020Y
2Q 21
10.04%
10.87%
11.17%
2019Y
2020Y
2Q 21
9.54%
9.51%
10.19%
2019Y
2020Y
2Q 21
12.96%
15.08%
14.58%
2019Y
2020Y
2Q 21

Double Leverage	111%	109%	109%

ConnectOne Bank

Common Equity Tier 1 Risk-Based Ratio | **Tier 1 Risk-Based Ratio** | **Tier 1 Leverage Ratio** | **Total Risk-Based Capital Ratio**


11.37%
12.24%
12.42%
6.50%
2019Y
2020Y
2Q 21
11.37%
12.24%
12.42%
8.00%
2019Y
2020Y
2Q 21
10.81%
10.64%
11.34%
5.00%
2019Y
2020Y
2Q 21
12.63%
14.00%
14.07%
10.00%
2019Y
2020Y
2Q 21

Well Capitalized

Source: Company Filings
Note: Well capitalized minimums not applicable to Holding Company. 2Q21 represents 30-Jun-2021.

3 Strong Core Net Interest Margin

Strong Core NIM Well Positioned for Current Rate Environment

Yields and Costs



4.43%
4.47%
4.68%
5.08%
4.80%
4.59%
4.58%
4.17%
4.29%
4.49%
4.87%
4.47%
4.23%
4.17%
0.84%
0.89%
1.29%
1.62%
1.08%
0.70%
0.61%
2016Y1
2017Y1
2018Y1
2019Y1
2020Y1
1Q 21 2
2Q 21 2
Loans
Interest-Earning Assets 3
Cost of Funds

Net Interest Margin[3]



3.40%
3.45%
3.40%
3.35%
3.46%
3.56%
3.60%
3.38%
3.40%
3.28%
3.35%
3.09%
3.05%
2.99%
2016Y1
2017Y1
2018Y1
2019Y1
2020Y1
1Q 21 2
2Q 21 2
CNOB
Peers 4

Source: Company Filings, S&P Global Market Intelligence

1. *Represents full-year averages for the fiscal year ended December 31 of each year, respectively.*
2. *Represents annualized metrics for the quarters ended March 31, 2021 and June 30, 2021, respectively.*
3. *Net Interest Margin and Interest-Earnings Assets are reflected on a fully taxable equivalent basis.*
4. *Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP & WASH.*

4 Quality Deposit Franchise with Branch-Lite Distribution Model

($ in millions)

Average Deposit Balances [1]

2016 – Q2 2021 CAGR: 16%



$3,093
$3,470
$3,862
$4,637
$5,808
$6,078

Stated Deposits ($M) / Branch	2016Y	2017Y	2018Y	2019Y	2020Y	2Q 21[2]
CNOB	$147	$165	$176	$125	$215	$234
Peers[3]	79	93	101	112	135	150

Historical Funding Composition[4]



16%
41%
43%
16%
43%
41%
20%
48%
32%
22%
51%
27%
2018Y
2019Y
2020Y
2Q 21[2]
Time Deposits & Other Borrowings
Core Non-Time Interest-Bearing Deposits
Core Noninterest-Bearing Deposits

Source: Company Filings, S&P Global Market Intelligence

1 *Reflects full year averages for 2016 – 2020.*

2 *2Q21 represents ended 30-Jun-2021. For average deposit balance chart, 2Q21 represents average quarterly balance for the quarter ended 30-Jun-2021.*

3 *Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

4 *Numbers may not sum to 100% due to rounding.*

5 Best-In-Class Efficiency

One of the Best Efficiency Ratios in the Industry

Historical Operating Performance



59.0%
55.8%
54.8%
54.9%
56.4%
55.5%
41.4%
40.1%
41.4%
41.9%
40.9%
39.1%
2.08%
2.10%
2.10%
2.09%
1.92%
1.88%
1.35%
1.34%
1.32%
1.36%
1.39%
1.38%
2016Y
2017Y
2018Y
2019Y
2020Y
YTD 2Q 21 1
CNOB Efficiency Ratio 2
Peers Efficiency Ratio 3
CNOB Operating NIE / Avg. Assets 2
Peers Operating NIE / Avg. Assets 3

Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint

$18.1M
Assets Per Employee



ConnectOne Bank

Investments in digital banking and FinTech solutions allow ConnectOne to scale efficiently

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix.
1 *YTD 2Q21 reflects six months ended June 30, 2021.*
2 *CNOB disclosed Operating Efficiency Ratio and Operating NIE / Avg. Assets.*
3 *Efficiency Ratio and Noninterest Expense / Avg. Assets as reported by S&P Global Market Intelligence. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

6 High Quality Asset Composition and Reserves

Loan Loss Reserves / Loans Receivable



0.74%
0.76%
0.77%
0.75%
1.27%
1.28%
1.23%
2016Y
2017Y
2018Y
2019Y
2020Y
Q1 21*
Q2 21*

Nonperforming Assets / Total Assets



1.57%
1.29%
0.95%
0.80%
0.82%
0.82%
0.73%
0.14%
0.38%
0.44%
0.42%
0.51%
0.51%
0.43%
2016Y
2017Y
2018Y
2019Y
2020Y
Q1 21
Q2 21
NPAs / Total Assets
NPAs Excl. Taxi / Total Assets

ACL By Segment Type as of June 30, 2021

Segment Type	Balance ($000)	% of Loans Receivable
Commercial	$ 25,567	0.40%
Commercial Real Estate	43,815	0.68%
Commercial Construction	4,927	0.08%
Residential Real Esate	4,366	0.07%
Consumer	9	0.00%
Allowance for Credit Losses - Loans	**$ 78,684**	**1.23%**
Allowance for Credit Losses - Unfunded Commitments	2,380	-
Total Allowance for Credit Losses	**$ 81,064**	**1.27%**

Net Charge-Offs / Avg. Loans



1.18%
(0.00%)
0.41%
0.09%
0.00%
(0.00%)
0.01%
0.08%
(0.00%)
0.02%
0.07%
0.00%
(0.00%)
0.01%
2016Y
2017Y
2018Y
2019Y
2020Y
1Q 21
2Q 21
NCOs Excl. Taxi / Avg. Loans
Total NCOs / Avg. Loans

** Reflects "Allowance for Credit Losses" in accordance with the Company's adoption of CECL in 2021, prior periods reflect "Allowance for Loan Losses."*
Source: Company Filings, S&P Global Market Intelligence
Note: 2Q21 represents 30-Jun-2021. 1Q21 represents 31-Mar-2021.

6 COVID-19 CARES Act Deferrals

($ in millions)

Total Deferrals as of June 30, 2020

Loan Type	#	$	% of Loans
Commercial Real Estate	273	$ 525	8.2%
Multifamily	58	163	2.6%
1-4 Family Residential	82	43	0.7%
Construction & Development	15	74	1.2%
Commercial & Industrial	126	123	1.9%
Other	21	9	0.2%
Total	**575**	**$ 937**	**14.7%**

Total Deferrals as of June 30, 2021

Loan Type	#	$	% of Loans
Commercial Real Estate	15	$ 51	0.8%
Multifamily	5	32	0.5%
1-4 Family Residential	0	0	0.0%
Construction & Development	0	0	0.0%
Commercial & Industrial	59	17	0.3%
Other	0	0	0.0%
Total	**79**	**$ 100**	**1.6%**

Commentary

- As of June 30, 2021 loan deferments represent under 2% of total loans, down ~90% from June 30, 2020
- We continue to expect loans to migrate off deferment status over the remaining course of 2021
- 95% of the June 30, 2021 loan deferrals are well secured by collateral
- The Company was an early and active participant in the Paycheck Protection Program ("PPP") originating a total of ~$670mm in loans, which as of June 30, 2021, was down to $327mm

Source: Company Information and Company Designations

7 Strong Underwriting Culture

Comprehensive Underwriting

- Disciplined LTV and DSC standards
- Loan origination process supported by specialized teams of credit analysts
- High-quality direct commercial lending platform with little or no reliance on participants or wholesale purchases
- Prudent growth

Underwriting Process

- Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)
- Lending authority is limited to aggregation of debt to single borrower / group of related borrowers
- Tech investments reinforce thorough, efficient process

Credit Officer Approval → CEO, CLO and CCO Review → Board Loan Committee Approval

Multi-Faceted Stress Testing

- Every loan tested during underwriting process
- Quarterly modeling performed in conjunction with ALCO processes
- Semi-annual third-party review conducted on approximately two-thirds of the portfolio

Continued Focus on Loan Monitoring

- Team of portfolio managers and loan workout specialists

Proactive Workout Process

- Reflective of philosophy to aggressively address impaired assets in a timely fashion

8 Diversified and Granular Loan Portfolio

($ in millions)

Select Loan Portfolio Details as of June 30, 2021

Segment	$M	% of Total	Underwriting Standards
Construction	$587	10%	■ Project feasibility ■ Developers background and expertise ■ Strict loan to cost advances ■ Rental fallback ■ Plan and cost review ■ Interest reserve ■ Personal guarantees with reliance on liquidity ■ Bank engineer oversight and inspection ■ Leveraging technology using built software in the construction monitoring process
Multifamily	$1,915	31%	■ Principals well known in multifamily space ■ Successful history of strong investments and management track record ■ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ■ Breakeven analysis on interest rate, vacancy and cap rate ■ Current policy has floor of 5% cap rate ■ Leverage proprietary underwriting; do not rely solely on borrower expense estimates ■ Limiting cash out refinancing to a 65% LTV
Non-owner Occupied CRE	$1,680	28%	■ Principals well known in investment real estate industry with history of low vacancy projects ■ Property well positioned for the rental market ■ Breakeven analysis on interest rate, vacancy and cap rate ■ Personal guarantees with reliance on liquidity
Business Loans	$1,625	26%	■ Strong financial controls and well known accounting firm with satisfactory peer review ■ Low leverage balance sheet with good liquidity ratios ■ Proven profitability / strong profit margin in stable industry ■ Personal guarantees with reliance on liquidity ■ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	$288	5%	
Total Loans:	$6,095	100%	

Source: Company Filings, Regulatory Filings, and Company Designations

Note: *Numbers may not sum to 100% due to rounding. Total Loans is gross of unearned net origination fees and excludes PPP and loans held-for-sale.*

8 Diversified and Granular Loan Portfolio

($ in millions)

Loan Composition[1] as of June 30, 2021


Multifamily 30%
Commercial Construction 9%
Residential 5%
Consumer <1%
Commercial 16%
Commercial - PPP Loans 5%
Commercial Real Estate 35%

- **Lending within geographic footprint**
  - New York / New Jersey metro market economically strong and diverse
- **Average loan size: ~$1.2M (excluding PPP)**
- **No borrower relationship exposure greater than 1.8% of total loan portfolio**
- **~99+% of portfolio through relationship lending**
- **MRQ yield on loans (as of 6/30/21): 4.58%[3]**

Historical Loan Balances[2]


$3,554
$4,196
$4,541
$5,147
$6,241
$6,414
2016Y
2017Y
2018Y
2019Y
2020Y
2Q21
Bank Acquired
GREATER HUDSON BANK
Bank of New Jersey

	2019Y	2020Y
Loans Acquired at Close [4]	$363	$775

Source: Company Filings
Note: 2Q21 represents 30-Jun-2021.
1 *Total Loans is gross of unearned net origination fees, includes PPP loans, and excludes loans held-for-sale.*
2 *Gross loans receivable including held-for-sale.*
3 *Yield on loans is reflected on a fully taxable equivalent basis and includes loan fee income and accretion of purchase accounting marks.*
4 *GHB closed on 02-Jan-2019 and BNJ closed on 02-Jan-2020.*

9 Tech-Forward Leadership

Our Philosophy on Innovation & Technology

Building the Future of Banking

- Identify early-midstage FinTech providers interested in forming strategic relationships with ConnectOne
- Identify and implement modern tools to enhance the operations of the bank and BoeFly
- Identify partners to position the bank to enhance its online and mobile channels
- Identify solutions that reimagine bank processes and workflows while enhancing security and compliance measures
- Partner with providers outside of the banking industry to build powerful embedded banking solutions

BoeFly

With both patented and proprietary technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the United States.

- BoeFly operates as a separate, independent division
- Established digital loan origination platform
- Builds fee revenue and allows ConnectOne to jumpstart recently established SBA division
- ConnectOne participates as a partner in the BoeFly network of lenders

Today's BoeFly Ecosystem


ConnectOneBank
a better place to be
boefly
Franchisee submits application for vetting and qualification
Completes background check, receives franchisor approval, and potential funding options
Completed small business loan packages
BoeFly provides franchisors vetted and qualified franchisee applicants
Potential Franchisees
Banks
Franchisors

Strategy & Vision

CNOB a Compelling Investment Opportunity:

- Consistent Financial Performance – Among Best-in-Class
- Solid Credit Culture with Disciplined Lending Philosophy
- Track Record of Superior Organic Growth
- Financially Prudent Acquiror and Experienced & Efficient Merger Integrator
- Benefitting from Current Industry Consolidation and Disruption
- Committed to the Future State of Banking, Technology and Operational Efficiency
- Capital Strength and Flexibility, Enhanced Further Through Preferred Offering

ConnectOne Bancorp, Inc.

Appendix

Overview of Results – 2Q 2021 Income Statement

($ in thousands, except per share data)

Commentary

Net Interest Income

- Seven consecutive quarters of margin expansion with a NIM of 3.60% in Q2 2021
- Margin widened from 1Q 2021 as a result of continued improvement in cost and mix of funding sources
- 2Q 2021 net interest income increased by $1.8 million, or 3.0%, from 1Q 2021 net interest income

Noninterest Income

- Continuing to gain momentum in building core noninterest revenue
- Primary contributors to the increase in core noninterest income are gains on the sale of commercial and SBA loans, and BoeFly's growing business volumes

Noninterest Expense

- Included in noninterest expenses during 2Q 2020 were merger-related expenses of $5.2 million and an additional $2.3 million in expenses related to the BoeFly acquisition
- Long-term focus remains on maintaining an efficiency ratio of approximately 40% or lower

Historical Income Statement

	Three Months Ended		
	Jun. 30, 2021	Mar. 31, 2021	Jun. 30, 2020
Interest Income	$ 73,051	$ 72,621	$ 78,677
Interest Expense	10,042	11,458	17,887
Net Interest Income	**63,009**	**61,163**	**60,790**
Provision for Loan Losses	(1,649)	(5,766)	15,000
Noninterest Income	4,472	3,426	4,621
Noninterest Expense	26,259	26,485	33,063
Income Before Income Tax Expense	42,871	43,870	17,348
Income Tax Expense	10,652	10,871	2,516
Net Income	**$ 32,219**	**$ 32,999**	**$ 14,832**
Memo:			
Diluted Earnings per Share	$ 0.81	$ 0.82	$ 0.37
Return on Average Assets	1.71 %	1.78 %	0.78 %
PPNR [1] / Average Assets	2.19 %	2.06 %	1.96 %
Return on Average Tangible Common Equity	17.82 %	19.08 %	9.50 %
Net Interest Margin	3.60 %	3.56 %	3.44 %
Adjusted Net Interest Margin[2]	3.49 %	3.44 %	3.27 %
Operating Efficiency Ratio[3]	38.1 %	40.3 %	41.5 %

Source: Company Filings

Note: Please refer to Non-GAAP reconciliation in Appendix.

1. *Excludes merger expenses, income tax expense, and provision for credit losses.*
2. *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*
3. *Operating noninterest expense divided by operating revenue.*

Overview of Results – 2Q 2021 Balance Sheet

($ in thousands, except per share data)

Commentary

Loans

- Increase in loans receivable attributable to higher, non-PPP, loan originations, offset by PPP loan forgiveness
- Annualized sequential loan growth, net of PPP forgiveness, in excess of 20%

Deposits

- 6.3% growth from June 30, 2020
- Improved Loan-to-Deposit Ratio of 103.5%

Asset Quality

- Release of Allowance for Credit Losses as a result of continually improving macro-economic outlook during the first half of 2021
- Excluding PPP loans, the allowance for credit losses represented 1.29% of loans receivable as of June 30, 2021

Capital

- Significant cushion above well capitalized levels

Historical Balance Sheet

	As of the Period Ended		
	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020
Assets			
Total Cash and Securities	$ 821,573	$ 805,098	$ 781,194
Gross Loans	6,414,063	6,241,017	6,374,479
Loan Loss Reserve	(78,684)	(79,226)	(68,724)
Goodwill and Core Deposit Intangibles	218,335	219,349	220,605
Other Assets	334,795	361,101	309,630
Total Assets	**$ 7,710,082**	**$ 7,547,339**	**$ 7,617,184**
Liabilities			
Total Deposits	$ 6,192,513	$ 5,959,224	$ 5,826,861
Borrowings	353,462	425,954	667,062
Subordinated Debentures, Net	152,800	202,648	202,476
Other Liabilities	46,347	44,203	53,044
Liabilities	**$ 6,745,122**	**$ 6,632,029**	**$ 6,749,443**
Shareholder's Equity			
Common Stock	$ 586,946	$ 586,946	$ 586,946
Adiditional Paid-In Capital	24,606	23,887	22,069
Retained Earnings	386,280	331,951	288,688
Treasury Stock	(32,682)	(30,271)	(30,271)
Accumulated Other Comprehensive (Loss) Income	(190)	2,797	309
Shareholders' Equity	**$ 964,960**	**$ 915,310**	**$ 867,741**
Total Liabilities and Shareholder's Equity	**$ 7,710,082**	**$ 7,547,339**	**$ 7,617,184**
Memo:			
Loan Growth QoQ (June vs. March; Dec. vs. Sept.)	2.07 %	(0.30%)	5.51 %
Loan Growth YoY	0.62 %	21.26 %	25.22 %
Deposit Growth QoQ (June vs. March; Dec. vs. Sept.)	4.05 %	2.77 %	5.77 %
Deposit Growth YoY	6.28 %	25.00 %	25.55 %
ALLL [1] / Loans Receivable	1.23 %	1.27 %	1.08 %
Tangible Book Value Per Share	$ 18.76	$ 17.49	$ 16.28

Source: Company Filings

1 *Reflects "Allowance for Credit Losses" for June 30, 2021 in accordance with the Company's adoption of CECL in 2021, December 31, 2020 and June 30, 2020 reflect "Allowance for Loan Losses."*

History of ConnectOne Bancorp, Inc.

JANUARY 2005
Founded as North Jersey Community Bank by Frank Sorrentino III & local businesses and civic leaders



OCTOBER 2006
Bank achieves first profitable month

OCTOBER 2009
Reached $500 million in assets

FEBRUARY 2013
Rebranded to ConnectOne Bank

Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years

$1B in assets JUN 2013

MARCH 2014
Opened first "tellerless" branch in the Ironbound section of Newark

JULY 2014
Merged with Union Center National Bank; assets $3.1billion

$3B in assets JUL 2014

JUNE 2015
Opened first New York City location



JULY 2015
Launched ConnectOne University, an Internal employee development & training program

$4B in assets JAN 2016

DECEMBER 2016
Launched the Client Connection Center, our in-house call center

Successful capital raise Common stock offering of $40 million

OCTOBER 2017
Announced strategic partnership with nCino

APRIL 2018
Opened first office in Long Island, NY

$5B in assets DEC 2018

JANUARY 2019
Merged with Greater Hudson Bank
- Assets $501 million
- Expands presence to Hudson Valley

$6B in assets JAN 2019

MAY 2019
Acquired BoeFly, LLC

JANUARY 2020
- Acquired Bancorp of New Jersey
- Assets $961 million

$7B in assets MAR 2020

Source: Company Filings

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued


Market Expansion
GREATER HUDSON BANK
EXPECT GREATER THINGS
Leverage Infrastructure
Bank of New Jersey
ConnectOne
Innovation
boefly

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution earnback of ~3.5 years
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based FinTech company. With dynamic patented technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk

- **BoeFly operates as an independent subsidiary**
- **ConnectOne is now one of many partners in the BoeFly network of lenders**
- **Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division**
- **Established digital loan origination platform**

Source: Company Filings

Historical Interest Coverage & Double Leverage

($ in thousands)	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020	Year-to-Date 6/30/2021
	As of the Period Ended:					
Double Leverage Ratio						
Investment in Subsidiaries	$580,048	$614,083	$692,516	$810,705	$1,001,998	$1,054,017
Consolidated Equity	531,032	565,437	613,927	731,190	915,310	964,960
Double Leverage Ratio	**109%**	**109%**	**113%**	**111%**	**109%**	**109%**
Net Proceeds from Proposed Holding Company Preferred Offering						**$96,350**
Net Proceeds from Proposed Offering Downstreamed to Bank						**$0**
Pro Forma Double Leverage Ratio						**99%**
Interest Coverage						
Total Deposit Interest	$18,667	$23,670	$39,936	$65,570	$52,386	$14,009
Other Borrowed Interest	12,429	12,585	18,982	19,595	17,823	7,491
Total Interest Expense	$31,096	$36,255	$58,918	$85,165	$70,209	$21,500
Pre-Tax Income	$42,858	$68,514	$71,134	$94,026	$90,390	$86,741
Interest Coverage (including deposit expense)	**2.4x**	**2.9x**	**2.2x**	**2.1x**	**2.3x**	**5.0x**
Interest Coverage (excluding deposit expense)	**4.4x**	**6.4x**	**4.7x**	**5.8x**	**6.1x**	**12.6x**
Pro Forma Interest Coverage (Pro forma for Proposed Preferred Offering)						
Pro Forma Interest Coverage (including deposit expense) [1]						**4.3x**
Pro Forma Interest Coverage (excluding deposit expense) [1]						**8.6x**

Source: S&P Global Market Intelligence

Note: Assumes gross offering of $100M, net proceeds of $96.4M, assumes 0% of the net proceeds are downstreamed to the bank as equity, and assumes Company's year-to-date effective tax rate of 24.8%. All offering assumptions for illustrative purposes only.

1 Preferred dividend is included in "Other Borrowed Interest Expense" for purposes of pro forma interest coverage.

Illustrative Impact of the Offering on Capital Ratios



ConnectOne Bancorp, Inc. Capital Ratios
6/30/2021 Actual
Pro Forma for Proposed Preferred Equity
9.97%
9.84%
10.19%
11.36%
11.09%
11.09%
11.17%
12.60%
14.58%
16.02%
TCE / TA
Leverage Ratio
CET1 Capital Ratio
Tier 1 Ratio
Total Capital Ratio

Source: Company Filings
Note: Assumes gross offering of $100M, net proceeds of $96.4M, 0% downstreamed to the bank, 0% risk-weighting of proceeds, and excludes any dividends or share repurchases that may be a potential use of proceeds. All offering assumptions for illustrative purposes only.

Schedule of Parent Company Debt Outstanding

($ in thousands)

Parent Company Debt Obligations as of June 30, 2021					
Name	Date Issued	Maturity	Optional Redemption Date	Total Debt Outstanding	Coupon Structure
Subsidiary Trust Preferred					
Center Bancorp Statutory Trust II	12/19/2003	1/23/2034	1/23/2009[1]	$5,000	3-month USD LIBOR + 285 bps
Trust Preferred Total				**$5,000**	
Subordinated Debt					
CNOB Subordinated Notes	6/15/2020	6/15/2030	6/15/2025[1]	$75,000	5.75% Fixed rate through 6/15/2025 3-month USD SOFR + 560.5 bps thereafter
CNOB Subordinated Notes	1/11/2018	2/1/2028	2/1/2023[1]	75,000	5.20% Fixed rate through 1/31/2023 3-month USD LIBOR + 284 bps thereafter
Subordinated Debt Total				**$150,000**	
Total Subordindated Debt and TruPS				**$155,000**	

Source: Company Filings, S&P Global Market Intelligence

1 Callable on every quarterly interest payment date thereafter.

Credit Ratings Profile

Kroll Ratings	Rating	Outlook
ConnectOne Bancorp, Inc.		
Senior Unsecured Debt	BBB	Stable
Subordinated Debt	BBB-	Stable
Short Term Debt	K3	N/A
Preferred Shares	BB+	Stable
ConnectOne Bank		
Deposit	BBB+	Stable
Senior Unsecured Debt	BBB+	Stable
Subordinated Debt	BBB	Stable
Short-Term Deposit	K2	N/A
Short-Term Debt	K2	N/A

Source: Kroll Bond Rating Agency as of 30-July-2021.

Loan Portfolio Detail

(excludes PPP)

($ in millions)



Residential/ Consumer, 5%
Business Loans, 26%
Other CRE, 38%
Multifamily, 31%

Type	Balance	Percentage
CRE - Other / Misc	$ 474	8%
CRE - Retail	469	8%
CRE - Office	221	4%
CRE - Warehouse / Industrial	203	3%
CRE - Mixed Use	161	3%
CRE - Land Loan for Future Development	111	2%
CRE - Land Loan (Land Only)	41	<1%
Total CRE - Non-Owner Occupied	**1,680**	**28%**
Construction - Multifamily	286	5%
Construction -Other	195	3%
Construction - 1 to 4 Family	106	2%
Total Construction	**587**	**10%**
Total CRE - Other	**$ 2,267**	**38%**

Multi Family - 25 to 64 units	$ 643	11%
Multi Family - 10 to 24 unit	488	8%
Multi Family - 100 units or more	380	6%
Multi Family - 5 to 9 units	225	4%
Multi Family - 64 units to 99 units	179	3%
Total Multifamily	**$ 1,915**	**31%**

Type	Balance	Percentage
OOC - Retail	$ 149	2%
OOC - Warehouse / Industrial	124	2%
OOC - Office	123	2%
OOC - Office / Warehouse or Mixed Use	112	2%
OOC - Other	65	1%
Total CRE- Owner Occupied	**573**	**9%**
C&I - Service	293	5%
Commercial - Schools	198	3%
C&I - CRE	197	3%
C&I - Contactors	121	2%
C&I - Other	101	2%
C&I - Distribution	80	1%
C&I - Transportation	34	<1%
C&I - Residential 1 to 4 Family	28	<1%
Total C&I	**1,052**	**17%**
Total Business Loans	**$ 1,625**	**26%**

Residential - 1st Lien	$ 230	4%
Home Equity and Other	58	1%
Total Residential	**$ 288**	**5%**

Note: *Numbers may not sum to 100% due to rounding.*

Well-Managed Liquidity

($ in millions)

Historical Liquidity



Liquidity / Total Assets
9.7%
8.3%
8.1%
8.2%
9.2%
9.4%
$200
$428
$150
$423
$172
$441
$202
$506
$304
$697
$349
$724
2016Y
2017Y
2018Y
2019Y
2020Y
Q2 21
Cash and Cash Equivalents
Total Liquid Assets¹

Securities Portfolio as of June 30, 2021



Obligations of U.S. States 30%
Federal agency obligations 8%
Corporate bonds and notes 3%
Other² 3%
Residential Mortgage PTS 57%

Total AFS Securities: $458.9M

Historical FHLB Borrowing Capacity



$744
$829
$1,000
$1,000
$1,065
$1,184
57%
55%
59%
53%
53%
59%
2016Y
2017Y
2018Y
2019Y
2020Y
Q2 21
Borrowing Capacity
Borrowing Capcity / Total FHLB Capacity

Cash, Securities and Total Available Credit Build-Up

	June 30, 2021
Cash & Due From Banks	$349.4
Unpledged Sec @ Market Value	374.7
Total Cash and Unencumbered Securities	**$724.1**
FHLB Capacity	$2,004.7
FHLB Borrowings Outstanding and Letters of Credit	(820.5)
Remaining FHLB Capacity	**$1,184.2**
Lines of Credit	$25.0
Federal Reserve Bank Window	3.0
Total Available and Unused Liquidity	**$2,032.7**
In Use	(820.5)
Net Available	**$1,212.2**
Total Available (Cash, Securities, Net Available)	**$1,936.4**

Source: Company Filings

Note: *Numbers may not sum to 100% due to rounding. 2Q21 represents 30-Jun-2021.*

1 *Liquid assets represent cash and due from banks, interest-bearing deposits with banks and unencumbered investment securities.*

2 *Other includes Commercial Mortgage Pass-Through Securities, Asset-Backed Securities, Certificates of Deposit, and Other Securities.*

Reconciliation of GAAP and Non-GAAP Measures

($'s in thousands, except per share data)	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
	Jun. 30, 2021	Mar. 31, 2021	Jun. 30, 2020	2016	2017	2018	2019	2020
Book Value Per Share:								
Common Equity	$ 964,960	$ 935,637	$ 867,741	$ 531,032	$ 565,437	$ 613,927	$ 731,190	$ 915,310
Less: Intangible Assets	(218,335)	(218,842)	(220,605)	(148,997)	(148,273)	(147,646)	(168,034)	(219,349)
Tangible Common Equity	**$ 746,625**	**$ 716,795**	**$ 647,136**	**$ 382,035**	**$ 417,164**	**$ 466,281**	**$ 563,156**	**$ 695,961**
Common Shares Outstanding	39,794,815	39,773,602	39,753,033	31,948,307	32,071,860	32,328,542	35,072,066	39,785,398
Tangible Book Value Per Share[1] (non-GAAP)	**$ 18.76**	**$ 18.02**	**$ 16.28**	**$ 11.96**	**$ 13.01**	**$ 14.42**	**$ 16.06**	**$ 17.49**

Source: Company Filings

1 *Tangible common equity divided by common shares outstanding at period end.*

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Quarters Ended,		As of or For the Years Ended December 31,				
	Jun. 30, 2021	Mar. 31, 2021	2016	2017	2018	2019	2020
Net Loan Charge-Off (Recoveries) Detail:							
Average Loans (Including Loans Held-for-Sale and Nonaccrual Loans)	$ 6,252,212	$ 6,262,554	$ 3,355,452	$ 3,811,922	$ 4,330,874	$ 5,049,458	$ 6,198,753
Net Loan Charge-Offs (Recoveries):							
Charge-Offs	$ 212	$ -	$ 39,573	$ 239	$ 18,011	$ 5,076	$ 1,734
Recoveries	(14)	(61)	(45)	(243)	(117)	(315)	(1,640)
Net Loan Charge-Offs (Recoveries)	**$ 198**	**$ (61)**	**$ 39,528**	**$ (4)**	**$ 17,894**	**$ 4,761**	**$ 94**
Net Taxi Charge-Offs	$ -	$ -	$ 36,750	$ -	$ 17,000	$ 1,000	$ -
Net Loan Charge-Off (Excluding Taxi Net Charge-Offs)	**$ 198**	**$ (61)**	**$ 2,778**	**$ (4)**	**$ 894**	**$ 3,761**	**$ 94**
Net Loan Charge-Offs (Recoveries) as a % of Average Loans Receivable (Annualized)	**0.01%**	**(0.00%)**	**1.18%**	**(0.00%)**	**0.41%**	**0.09%**	**0.00%**
Net Loan Charge-Offs (Recoveries) (Excluding Taxi Net Charge-Offs) as a % of Average Loans Receivable (Annualized)	**0.01%**	**(0.00%)**	**0.08%**	**(0.00%)**	**0.02%**	**0.07%**	**0.00%**
Asset Quality							
Nonaccrual Taxi Medallion Loans	$ 23,022	$ 23,023	$ -	$ 46,765	$ 28,043	$ 23,431	$ 23,024
Nonaccrual Taxi Medallion Loans Held-for-Sale	-	-	63,044	-	-	-	-
Nonaccrual Loans (Excluding Taxi Medallion Loans)	33,191	37,917	5,734	18,848	23,812	26,050	38,672
Other Real Estate Owned	-	-	626	538	-	-	-
Total Nonperforming Assets	**$ 56,213**	**$ 60,940**	**$ 69,404**	**$ 66,151**	**$ 51,855**	**$ 49,481**	**$ 61,696**
Total Assets	$ 7,710,082	$ 7,449,639	$ 4,426,348	$ 5,108,442	$ 5,462,092	$ 6,174,032	$ 7,547,339
Nonperforming Assets as a % of Total Assets	**0.73%**	**0.82%**	**1.57%**	**1.29%**	**0.95%**	**0.80%**	**0.82%**
Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets	**0.43%**	**0.51%**	**0.14%**	**0.38%**	**0.44%**	**0.42%**	**0.51%**

Source: Company Filings

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Quarters Ended,			As of or For the Six Months Ended,	As of or For the Years Ended December 31,				
	Jun. 30, 2021	Mar. 31, 2021	Jun. 30, 2020	Jun. 30, 2021	2016	2017	2018	2019	2020
Efficiency Measures									
Total Noninterest Expenses	$ 26,259	$ 26,485	$ 33,063	$ 52,744	$ 58,507	$ 78,759	$ 70,454	$ 92,228	$ 121,001
Amortization of Core Deposit Intangibles	(508)	(507)	(652)	(1,015)	(820)	(724)	(627)	(1,408)	(2,559)
Merger Expenses	-	-	(5,146)	-	-	-	(1,335)	(8,955)	(14,640)
FDIC Small Bank Assessment of Credit	-	-	-	-	-	-	-	1,310	-
Loss on Extinguishment of Debt	-	-	-	-	-	-	-	(1,047)	-
Increase in Valuation Allowance, Loans Held-for-Sale	-	-	-	-	-	(15,592)	-	-	-
Foreclosed Property Expense	-	-	(5)	-	(340)	(248)	(266)	(81)	3
Operating Noninterest Expense	**$ 25,751**	**$ 25,978**	**$ 27,260**	**$ 51,729**	**$ 57,347**	**$ 62,195**	**$ 68,226**	**$ 82,047**	**$ 103,805**
Net Interest Income (Tax Equivalent Basis)	$ 63,418	$ 61,581	$ 61,253	$ 124,999	$ 132,978	$ 148,481	$ 159,140	$ 187,964	$ 239,879
Noninterest Income	4,472	3,426	4,621	7,898	9,920	8,204	5,473	8,035	14,400
Net (Gains) on Sale of Branches	-	(674)	-	(674)	-	-	-	-	-
Net (Gains) / Losses on Equity Securities	(23)	187	(222)	164	-	-	266	(294)	(202)
Net (Gains) / Losses on Sales of Securities	(195)	-	-	(195)	(4,234)	(1,596)	-	280	(29)
Operating Revenue	**$ 67,672**	**$ 64,520**	**$ 65,652**	**$ 132,192**	**$ 138,664**	**$ 155,089**	**$ 164,879**	**$ 195,985**	**$ 254,048**
Average Assets	$ 7,566,676	$ 7,547,651	$ 7,684,403	$ 7,533,355	$ 4,236,758	$ 4,629,380	$ 5,159,567	$ 6,014,535	$ 7,453,474
Operating Efficiency Ratio[1] (non-GAAP)	**38.1%**	**40.3%**	**41.5%**	**39.1%**	**41.4%**	**40.1%**	**41.4%**	**41.9%**	**40.9%**
Operating NIE / Average Assets	**1.37%**	**1.40%**	**1.42%**	**1.38%**	**1.35%**	**1.34%**	**1.32%**	**1.36%**	**1.39%**

Source: Company Filings

1 Operating noninterest expense divided by operating revenue.

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)		As of or For the Quarters Ended,				
		Jun. 30, 2021		Mar. 31, 2021		Jun. 30, 2020
Return on Equity Measures						
Net Income	$	32,219	$	32,999	$	14,832
Amortization of Core Deposit Intangibles - After Tax		508		507		652
Net Income Adjusted for Intangible Expenses	**$**	**32,727**	**$**	**33,506**	**$**	**15,484**
Average Common Equity	$	952,019	$	928,041	$	868,796
Less: Average Intangible Assets		(218,662)		(219,171)		(221,039)
Average Tangible Common Equity	**$**	**733,357**	**$**	**708,870**	**$**	**647,757**
Return on Average Common Equity (GAAP)		**13.57%**		**14.42%**		**6.87%**
Return on Average Tangible Common Equity[1] (non-GAAP)		**17.82%**		**19.08%**		**9.50%**
Net Interest Margin						
Net Interest Income (Tax Equivalent Basis)	$	63,418	$	61,581	$	61,253
Impact of Purchase Accounting Fair Value Marks		(2,012)		(2,074)		(3,073)
Adjusted Net Interest Income (Tax Equivalent Basis)	**$**	**61,406**	**$**	**59,507**	**$**	**58,180**
Average Interest-Earning Assets	$	7,059,964	$	7,008,500	$	7,164,545
Net Interest Margin (GAAP)		**3.60%**		**3.56%**		**3.44%**
Adjusted Net Interest Margin[2] (Non-GAAP)		**3.49%**		**3.44%**		**3.27%**
Reconciliation of GAAP Earnings to Pre-tax, Pre-provision and Pre-merger charges Earnings						
Net income	$	32,219	$	32,999	$	14,832
Income tax expense		10,652		10,871		2,516
Merger charges		-		-		5,146
(Reversal of) Provision for Credit / Loan Losses		(1,649)		(5,766)		15,000
Pre-tax, pre-provision and pre-merger charges earnings	**$**	**41,222**	**$**	**38,104**	**$**	**37,494**
Average Assets	$	7,566,676	$	7,500,034	$	7,684,403
Return on Average Assets		**1.71%**		**1.78%**		**0.78%**
PPNR / Average Assets		**2.19%**		**2.06%**		**1.96%**

Source: Company Filings

1 *Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity.*

2 *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*